Risks and Concentration	12 Months Ended
Mar. 31, 2023
Risks and Uncertainties [Abstract]
Risks and Concentration

4 RISKS AND CONCENTRATION

(a)
Concentration of credit risk

Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, short-term investments and loan receivables. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates. As of March 31, 2022 and 2023, all of the Group’s cash and cash equivalents, restricted cash, and short-term investments were held with major financial institutions located in the PRC and Hong Kong which management believes are of high credit quality. The Group believes that the risk of failure of any of these PRC banks is remote. Loan receivables are derived from loan to merchants and consumers in the PRC. The risk with respect to loan receivable is mitigated by credit evaluations the Group performs on merchants and consumers and its ongoing monitoring process of outstanding balances.

(b)
Concentration of customers and suppliers

There were no customers or suppliers whose revenues or purchases individually represent greater than 10% of the total revenues or the total purchases of the Group for the years ended March 31, 2021, 2022 and 2023.

(c)
Foreign currency exchange rate risk

The Group is exposed to foreign currency exchange rate risk, which mainly affects the monetary assets denominated in the currencies other than the functional currencies of the respective entities. For the years ended March 31, 2021, 2022 and 2023, such affected monetary assets primarily included cash and cash equivalents denominated in US$. In July 2005, the PRC government changed its decades-old policy of pegging the value of the RMB to the US$, and the RMB appreciated more than 20% against the US$ over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the US$ remained within a narrow band. Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The appreciation of the RMB against the US$ was approximately 3.4% between March 31, 2021 and 2022 while the depreciation of the RMB against the US$ was approximately 8.2% between March 31, 2022 and 2023. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.

(d)
Certain risks and uncertainties

Since 2020, due to the outbreak of COVID-19 in China and the implementation of relevant COVID-19 mandates, the Group’s businesses have experienced an overall disruption in its logistics and supply chain across industries. Starting in December 2022, most of the travel restrictions and quarantine requirements in China were lifted. Even though there have been certain noted improvements in the economic and operating conditions for the Group’s business since these restrictions were lifted, the impact of any continued improvement or COVID related factors (including the reinstatement of related health related restrictions) on the financial performance of the Group for the period beyond the year ended March 31, 2023 cannot be reasonably estimated at this time.